Subsequent Events	12 Months Ended
Dec. 31, 2024
Subsequent Events [Abstract]
SUBSEQUENT EVENTS
22.	SUBSEQUENT EVENTS

The Company has assessed all subsequent events that occurred from December 31, 2024, up through April 21, 2025, which is the date that these Consolidated Financial Statements were issued. Other than described below, the Company did not identify any other subsequent events that would have required adjustment or disclosure in the financial statements.

On February 19, 2025, the Company signed a definitive agreement and acquired 51% ownership in a 51-megawatt (MW) operational Bitcoin mining data center in Oklahoma, which will be accounted for a consolidated subsidiary of the Company. The transaction, priced at $400,000 per MW and totaled $10.4 million, is funded with cash from the Company’s balance sheet and common stock.